SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549





                            FORM 8-K
                         CURRENT REPORT




             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



       Date of Report (date of earliest event reported):
                        February 2, 2000
                       (January 31, 2000)




                      HON INDUSTRIES Inc.
     (Exact name of registrant as specified in its charter)



         IOWA                 0-2648             42-0617510
    (State or other         (Commission        (IRS Employer
    jurisdiction of        File Number)     Identification No.)
    incorporation)



  414 East Third Street, P.O. Box 1109,          52761-7109
             Muscatine, Iowa                     (Zip Code)
 (Address of principal executive offices)



                         (319) 264-7400
       Registrant's telephone number, including area code


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ITEM 5.  Other Events.

On January 31, 2000, HON INDUSTRIES Inc. issued a press release relating to signing a purchase agreement to acquire substantially all the assets and operations of Madison Fireplace, Inc., Fireplace & Spa, Inc., The Minocqua Fireplace Company, American Fireplace Company, and Hearth & Home, Inc. and 100% of the voting securities of Allied Fireside, Inc., the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference.




ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Financial Statements of Business Acquired:   N/A

(b)     Pro Forma Financial Information:  None

(c)     Exhibits.

Exhibit
Number  Exhibit

99.1    Text of press release dated January 31, 2000.



                           SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form
8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HON INDUSTRIES Inc.



Date:  February 2, 2000.         By  /s/ James I. Johnson
                                   James I. Johnson
                                   Vice President, General
                                     Counsel and Secretary

                        INDEX TO EXHIBITS



 Exhibit  Exhibit
 Number

  99.1    Press release, dated January 31, 2000.